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                                                                 Exhibit 10(xxi)

                                 AMENDMENT NO. 3
                                     TO THE
                             RETIREMENT BENEFIT PLAN
                            FOR ALFRED M. RANKIN, JR.
               (AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 1994)

     NACCO Industries, Inc. hereby adopts this Amendment No. 3 to the Retirement Benefit Plan for Alfred M. Rankin, Jr. (As Amended and Restated Effective January 1, 1994), to be effective October 1, 1999. Words and phrases used herein with initial capital letters which are defined in the Plan are used herein as so defined.

                                    SECTION 1

                  The second sentence of Section 6.4(a) of the Plan is hereby amended in its entirety to read as follows:

                  "The Committee shall have discretion to interpret the provisions of the Plan (including, without limitation, by supplying omissions from, correcting deficiencies in or in resolving inconsistencies or ambiguities in the language of the Plan, to make factual findings with respect to any issue arising under the Plan, to determine the rights and status under the Plan of Participants and Beneficiaries and other persons, to decide disputes arising under the Plan and to make any determinations (including factual determinations) with respect to benefits payable hereunder."

                                    SECTION 2

                  Section 7.1 of the Plan is hereby amended in its entirety to read as follows:

                  "SECTION 7.1 AMENDMENT. Subject to Section 7.3, the NACCO Industries, Inc. Benefits Committee (the "Benefits Committee") does hereby reserve the right to amend, at any time, any or all of the provisions of the Plan, without the consent of the Participant, Beneficiary or any other person. Any such amendment shall be expressed in an instrument executed by an officer of the Employer on the order of the Benefits Committee and shall become effective as of the date designated in such instrument or, if no such date is specified, on the date of its execution."



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                  EXECUTED this 13TH day of SEPTEMBER, 1999.


                                                   NACCO INDUSTRIES, INC.



                                              By: /S/ CHARLES A. BITTENBENDER
                                                  ------------------------------
                                                  Title: Vice President, General
                                                     Counsel and Secretary